Filed pursuant to Rule 497(e)

Registration No. 333-07305

FRONTEGRA FUNDS, INC.

Supplement to Prospectus Dated October 31, 2011

Frontegra HEXAM Emerging Markets Fund (FHEMX)

This Supplement updates certain information in the Prospectus for the Frontegra HEXAM Emerging Markets Fund (the “Fund”).  Effective immediately, the sub-sections of the Fund’s Prospectus entitled “Summary Section – Principal Investment Strategy” and “Principal Investment Strategy and Related Risks – Principal Investment Strategy” have changed, as described below.

The first sentence of the first paragraph under “Summary Section – Principal Investment Strategy” is deleted and replaced with the following:

The Fund invests at least 80% of its net assets in securities of emerging market companies.

The first sentence of the first paragraph under “Principal Investment Strategy and Related Risks – Principal Investment Strategy” is deleted and replaced with the following:

 The Fund invests at least 80% of its net assets in securities of emerging market companies.

The fifth paragraph under “Principal Investment Strategy and Related Risks – Principal Investment Strategy” is deleted and replaced with the following:

The investment team will typically work with a universe of approximately 1,000 emerging markets stocks.  Stocks are eliminated based on the GLCMV factor model.  The investment team uses a blended approach of bottom-up and top-down skills to reduce the universe to construct the portfolio for the Fund.

This supplement should be retained with your Prospectus for future reference.

The date of this Supplement to the Prospectus is January 12, 2012.